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EXECUTION COPY

SECOND AMENDMENT TO CREDIT AGREEMENT

    This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), made and entered into as of January 19, 2000, is by and between MARTEN TRANSPORT, LTD., a Delaware corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as agent for the Banks (in such capacity, the "Agent").

RECITALS

    1.  The Borrower and U.S. Bank National Association, in its capacity as a Bank and the Agent, entered into a Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of January 3, 2000 (as amended, the "Credit Agreement"); and

    2.  The Borrower desires to amend certain other provisions of the Credit Agreement, and the Banks and Agent have agreed to make such amendments, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

    Section 1.  Capitalized Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement, unless the context shall otherwise require.

    Section 2.  Amendments.  The Credit Agreement is hereby amended as follows:

      2.1  Restricted Payments.  Section 6.7 of the Credit Agreement is amended to read in its entirety as follows:

        Section 6.7  Restricted Payments.  The Borrower will not make any Restricted Payments, except that (i) during Fiscal Year 2000 of the Borrower, the Borrower may make Restricted Payments in an aggregate amount not exceeding $5,000,000, and (ii) during any other fiscal year of the Borrower, the Borrower may pay dividends or make distributions on or with respect to its capital stock in an aggregate amount not exceeding 25% of the Borrower's total consolidated net income as shown on its audited income statement for its most recent prior fiscal year.

      2.2  Year 2000.  Section 5.12 of the Credit Agreement is amended to read in its entirety as follows:

        The Borrower has reviewed and assessed its business operations and computer systems and applications to address the "year 2000 problem" (that is, that computer applications and equipment used by the Borrower, directly or indirectly through third parties, may have been or may be unable to properly perform date-sensitive functions before, during and after January 1, 2000). The Borrower represents and warrants that the year 2000 problem has not resulted in and will not result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects or ability to repay the Banks. The Borrower agrees that this representation and warranty will be true and correct on and shall be deemed made by the Borrower on each date Borrower requests any advance under this Agreement or Note or delivers any information to the Agent or the Banks. The Borrower will promptly deliver to the Agent or the Banks such information relating to this representation and warranty as the Agent or the Banks request from time to time.

    Section 3.  Effectiveness of Amendments.  The amendments contained in this Amendment shall become effective upon delivery by the Borrower of, and compliance by the Borrower with, the following:

      4.1 This Amendment duly executed by the Borrower.

      4.2 A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certification by such Secretary or Assistant Secretary (i) certifying that there has been no amendment to the Certificate of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated October 30, 1998, and (ii) identifying each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment (collectively, the "Amendment Documents"), and certifying as to specimens of such officer's signature and such officer's incumbency in such offices as such officer holds.

      4.3 The Borrower shall have satisfied such other conditions as specified by the Agent and the Banks, including payment of all unpaid legal fees and expenses incurred by the Agent through the date of this Amendment in connection with the Credit Agreement and the Amendment Documents.

    Section 5.  Representations, Warranties, Authority, No Adverse Claim.

      5.1  Reassertion of Representations and Warranties, No Default.  The Borrower hereby represents that on and as of the date hereof and after giving effect to this Amendment (a) all of the representations and warranties contained in the Credit Agreement are true, correct and complete in all respects as of the date hereof as though made on and as of such date, except for changes permitted by the terms of the Credit Agreement, and (b) there will exist no Default or Event of Default under the Credit Agreement as amended by this Amendment on such date which has not been waived by the Agent and the Banks.

      5.2  Authority, No Conflict, No Consent Required.  The Borrower represents and warrants that the Borrower has the power and legal right and authority to enter into the Amendment Documents and has duly authorized as appropriate the execution and delivery of the Amendment Documents and other agreements and documents executed and delivered by the Borrower in connection herewith or therewith by proper corporate, and none of the Amendment Documents nor the agreements contained herein or therein contravenes or constitutes a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory or a provision of the Borrower's Certificate of Incorporation, Bylaws or any other agreement or requirement of law in which the consequences of such default or violation could have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, or result in the imposition of any Lien on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Agent on behalf of the Banks. The Borrower represents and warrants that no consent, approval or authorization of or registration or declaration with any Person, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of the Amendment Documents or other agreements and documents executed and delivered by the Borrower in connection therewith or the performance of obligations of the Borrower therein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Agent.

      5.3  No Adverse Claim.  The Borrower warrants, acknowledges and agrees that no events have taken place and no circumstances exist at the date hereof which would give the Borrower a basis to assert a defense, offset or counterclaim to any claim of the Agent or the Banks with respect to the Obligations or the Borrower's obligations under the Credit Agreement as amended by this Amendment.

    Section 6.  Affirmation of Credit Agreement, Further References.  The Agent, the Banks, and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment. All of the terms, conditions, provisions, agreements, requirements, promises, obligations, duties, covenants and representations of the Borrower under such documents and any and all other documents and agreements entered into with respect to the obligations under the Credit Agreement are incorporated herein by reference and are hereby ratified and affirmed in all respects by the Borrower.

    Section 7.  Merger and Integration, Superseding Effect.  This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersedes and has merged into this Amendment all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

    Section 8.  Severability.  Whenever possible, each provision of this Amendment and the other Amendment Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment, the other Amendment Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

    Section 9.  Successors.  The Amendment Documents shall be binding upon the Borrower, the Banks, and the Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Banks, and the Agent and the successors and assigns of the Banks and the Agent.

    Section 10.  Legal Expenses.  As provided in Section 9.2 of the Credit Agreement, the Borrower agrees to reimburse the Agent, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorney' fees and legal expenses of Dorsey & Whitney LLP, counsel for the Agent) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of the Amendment Documents and all other documents negotiated, prepared and executed in connection with the Amendment Documents, and in enforcing the obligations of the Borrower under the Amendment Documents, and to pay and save the Agent and the Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of the Amendment Documents, which obligations of the Borrower shall survive any termination of the Credit Agreement.

    Section 11.  Headings.  The headings of various sections of this Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

    Section 12.  Counterparts.  The Amendment Documents may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to the Amendment Documents may execute any such agreement by executing a counterpart of such agreement.

    Section 13.  Governing Law.  THE AMENDMENT DOCUMENTS SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF MINNESOTA, WITHOUT GIVING EFFECT TO CONFLICT OF LAW PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS, THEIR HOLDING COMPANIES AND THEIR AFFILIATES.

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

MARTEN TRANSPORT, LTD.
By:

Title:

	Address:	129 Marten Street Mondovi, Wisconsin 54755
Revolving Commitment Amount:	U.S. BANK NATIONAL ASSOCIATION In its individual corporate capacity and as Agent
$40,000,000	By:

Title:

	Address:	601 Second Avenue South, MPFP0602 Minneapolis, MN 55402-4302 ATTN: Michael J. Reymann
Revolving Commitment Amount:	THE NORTHERN TRUST COMPANY
$10,000,000	By:

Title:

	Address:	50 South LaSalle Street Chicago, IL 60675 ATTN: Daniel Hintzen

EXECUTION COPY

SECRETARY'S CERTIFICATE

    I,            , hereby certify to U.S. Bank National Association, as "Agent" on behalf of the "Banks" (as such terms are defined in the Credit Agreement), on behalf of Marten Transport, Ltd., a Delaware corporation (the "Company"), as follows:

      1.  I am the duly elected and acting Secretary of the Company.

      2.  Attached hereto as Exhibit A is a true, complete, and correct copy of resolutions duly adopted by the Board of Directors of the Company. Such resolutions are in conformity with the provisions of the Articles of Incorporation and the Bylaws, as amended, of the Company, and such resolutions are in full force and effect as of the date hereof.

      3.  There has been no amendment to the Articles of Incorporation or Bylaws of the Company since true and accurate copies of the same were delivered to the Bank with a certificate of the Secretary of the Company dated October 30, 1998.

      4.  The following persons are duly elected and acting incumbents in the corporate offices indicated, and the signature set forth opposite the name of each such person is the true and genuine specimen signature of such person:

Name and Title	Signature

    IN WITNESS WHEREOF, I have executed this Secretary's Certificate this      day of January, 2000.

Name:
Title: Secretary

    I,            , being the duly elected and acting Executive Vice President, Chief Financial Officer and Treasurer to the Company, do hereby certify to U.S. Bank National Association, as Agent, that            is the duly elected and acting Secretary of the Company and that the signature set forth above is his genuine signature.

Name:
Title:	Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT A
TO SECRETARY'S CERTIFICATE

    WHEREAS, the Company, the banks which are signatories to the Credit Agreement (individually, a "Bank" and, collectively, the "Banks") and U.S. Bank National Association, as agent for the Banks (in such capacity, the "Agent") entered into a Credit Agreement dated as of October 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of January 3, 2000 (as amended, the "Credit Agreement").

    WHEREAS, the Board of Directors of the Company has determined that it is in the Company's best interests to enter into that certain Second Amendment to Credit Agreement to be dated as of January  , 2000 (the "Second Amendment"), the terms of which will change the terms of the Company's permitted Restricted Payments, as defined in the Credit Agreement.

  NOW, THEREFORE, BE IT:

    RESOLVED, that the form, terms, conditions, and provisions of that certain Second Amendment between the Company, the Banks, and the Agent as heretofore presented to the Board of Directors of the Company be, and said Second Amendment hereby is, approved and adopted in all respects.

    RESOLVED FURTHER, that the consummation of each of the transactions contemplated by and in the Second Amendment be, and said transactions hereby are authorized, approved, and adopted in all respects.

    RESOLVED FURTHER, that the Chairman of the Board of Directors, the President, each Vice President and Assistant Vice President, and the Secretary of the Company, or any one of them, be, and said officers, or any on of them, hereby are, authorized to execute and deliver the Second Amendment with such changes as they, or any one of them, shall approve, the execution and delivery thereof to be conclusive evidence of such approval.

    RESOLVED FURTHER, that the Chairman of the Board of Directors, the President, each Vice President and Assistant Vice President, and the Secretary of the Company, or any one of them, be, and said officers, or any one of them, hereby are authorized to execute and deliver any and all documents and instruments and to take any and all such actions as he or she may deem necessary or desirable in order to carry out the intent and purposes of the foregoing resolutions, the execution and delivery of such documents or instruments or the taking of such action to be conclusive evidence that such execution and delivery or the taking of such action was authorized by this resolution.

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SECOND AMENDMENT TO CREDIT AGREEMENT